                           Appendix A

                AMERICAN FREIGHTWAYS CORPORATION
                1999 CHAIRMAN STOCK OPTION PLAN

                           SECTION 1
                           ---------
     1. This 1999 Chairman Stock Option Plan (the "Plan") is intended to attract and retain the services of an experienced and knowledgeable chairman ("Chairman") of American Freightways Corporation (the "Company"), for the benefit of the Company and its shareholders and to provide additional incentive for such person to continue to work for the best interests of the Company and its shareholders.

     2. ADMINISTRATION. The Board of Directors of the Company (the "Board of Directors") hereby designates the Compensation Committee (the "Committee") as the Committee of the Board of Directors authorized to administer the Plan. The Committee shall consist of no fewer than two members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation), promulgated under the Securities Exchange Act of 1934, as amended. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.
The Committee shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     3. ELIGIBILITY. The person who has been duly elected and is then serving as Chairman of the Board of the Company on each January 1 hereafter shall automatically be granted options to purchase such number of shares of the Company's Common Stock (subject to further adjustment as provided in SECTION 3 hereof) as follows: The Chairman shall be granted options to acquire the number of shares set forth in Column B which correspond to the percentage (set forth in Column A) by which the Company's net income, after taxes, all as determined for financial accounting reporting purposes ("Net Income"), for the most recently completed fiscal year exceeded Net Income for the preceding fiscal year.

                    A                                  B

                 15 - 17.5%                         10,000
               17.6 - 20.0%                         20,000
               20.1 - 25.0%                         30,000
               25.1 - 29.0%                         40,000
               29.1 - and above                     50,000

     The dates on which options are granted hereunder are referred to herein as the "Grant Date."

     Unless a shorter vesting period is determined by the Committee prior to or at the Grant Date, which determination shall not require shareholder approval, all options granted to the Chairman under this SECTION 3 shall vest at the rate of 20% per year beginning on the first anniversary of the Grant Date.

     4. SHARES OF STOCK SUBJECT TO THE PLAN. The shares that may be issued under the Plan shall be authorized and unissued or reacquired shares of the Company's common stock (the "Common Stock"). The aggregate number of shares which may be issued under the Plan to the Chairman shall not exceed 250,000 shares of Common Stock, unless an adjustment is required in accordance with SECTION 3.

     5. AMENDMENT OR TERMINATION OF THE PLAN. The Committee may, insofar as permitted by law, from time to time, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair or diminish any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option was granted. In addition no such amendment shall be effective without shareholder approval if such approval is required in order to assure the Plan's continued qualification under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The Plan's provisions regarding the formula for determining the amount, exercise price, and timing of options to be granted under the Plan shall in no event be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended.

     6. APPROVAL OF SHAREHOLDERS. The Plan is effective April 15, 1999, subject to approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at the next succeeding meeting of shareholders, or any adjournment thereof, duly held in accordance with Arkansas law. Notwithstanding any contrary provision of the Plan, no option granted hereunder may become exercisable unless and until such approval is obtained.

     Options may be granted under the Plan until and including
January 1, 2004. Notwithstanding the foregoing, each option granted under the Plan shall remain in effect until such option has been satisfied by the issuance of shares or terminated in accordance with its terms and the terms of the Plan.

     7. LIMITATION ON TRANSFERABILITY. Options are not transferable by the grantee except by will or the laws of descent and distribution and are exercisable during his lifetime only by him; provided however, that the Committee shall have the authority, in its discretion, to grant (or to sanction by way of amendment of an existing grant) options which may be transferred by the grantee during his lifetime to any member of his immediate family or to a trust, limited liability company, family limited partnership or other equivalent vehicle, established for the exclusive benefit of grantee and/or one or more members of his immediate family. A transfer of an option hereunder may only be effected by the Company at the written request of the grantee and shall become effective only when recorded in the Company's record of outstanding options. In the event an option is transferred as contemplated herein, such option shall continue to be governed by and subject to the terms and limitations of the Plan and the relevant option agreement, including limitations on subsequent transfers. As used herein, "immediate family" shall mean, with respect to the grantee, the grantee's spouse, and any child, stepchild or grandchild of the grantee, and shall include relationships arising from legal adoption.

     8. WITHHOLDING TAXES. Whenever shares of Common Stock are to be issued under the Plan, the Company shall require the optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

     9. DEFINITION OF "FAIR MARKET VALUE". For the purposes of this Plan, the term "fair market value," when used in reference to the date of grant of an option shall be the mean:

     If the shares of the Company are listed on a national securities exchange (including the New York, American or NASDAQ National Market System) in the United States on the date any Option is granted, the fair market value per share shall be deemed to be the average of the high and low sale prices per share of such shares of the Company on such national securities exchange in the United States on such date, as published by the Wall Street Journal or other reliable publication, but if the shares of the Company are not traded on such date or such national securities exchange is not open for business on such date, the fair market value per share shall be the average of such high and low sale prices on the last preceding date on which such exchange shall have been open for business and the shares of the Company were traded. If the shares of the Company are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine, in its discretion, which national securities exchange shall be used for the purpose of determining the fair market value per share.

     If at any date any Option is granted a public market exists for the shares of the Company but such shares are not listed on a national securities exchange in the United States, the fair market value per share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for such Shares of the Company in the United States on the date such Option is granted. If there are no bid and asked quotations for such shares on such date, the fair market value per share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market in the United States for such shares of the Company on the closest date preceding the date such Option is granted, for which such quotations are available.


                             SECTION 2
                             ---------
                           STOCK OPTIONS
                           -------------
     1. AWARD OF STOCK OPTIONS. Awards of stock options shall be made under the Plan under all the terms and conditions contained herein. Each option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the recipient, which option agreements shall comply with and be subject to the terms and conditions of the Plan. Any option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

     2.   TERM OF OPTIONS AND EFFECT OF TERMINATION.
Notwithstanding any other provision of the Plan, no option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant.

     In the event that any outstanding option under the Plan expires by reason of lapse of time or otherwise is terminated for any reason, the shares of Common Stock subject to any such option which have not been issued pursuant to the exercise of the option shall again become available in the pool of shares of Common Stock for which options may be granted under the Plan.

     3. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time determine, which agreements shall comply with the following terms and conditions.

     A. Number of Shares. Each option agreement shall state the number of shares to which the option pertains.

     B. Option Price. Each option agreement shall state the option price per share (or the method by which such price shall be computed), which shall be equal to 100% of the Fair Market Value of a share of the Common Stock on the date such option is granted.

     C. Medium and Time of Payment. The option price shall be payable upon the exercise of an option in the legal tender of the United States. Upon receipt of payment, the Company shall deliver to the optionee (or person entitled to exercise the option) a certificate or certificates for the shares of Common Stock to which the option pertains.

     D. Exercise of Options. Options granted under the Plan shall vest and become exercisable in 20% increments per year, beginning on the first anniversary of the Grant Date of the Option; provided however, that the Committee, prior to or on the Grant Date of any option granted hereunder, in its discretion and without need of shareholder approval, may determine and fix a shorter vesting period for any such option.

     To the extent that an option has become exercisable and subject to the restrictions and limitations set forth in this Plan and any option agreement, it may be exercised in whole or such lesser amount as may be authorized by the option agreement. If exercised in part, any vested, unexercised portion of an option shall continue to be held by the optionee and may thereafter be exercised as provided herein.

     E. Termination of Chairman Employment. In the event that an optionee shall cease to be Chairman of the Company for any reason other than his termination for cause, his option shall cease to continue vesting, but vested and exercisable portions shall continue to be exercisable to the extent it was exercisable at the date he ceased to be Chairman, for the period specified in the option agreement. In the event that an optionee ceases to be Chairman due to his termination for cause, his option shall cease to continue vesting but vested and exercisable portions shall continue to be exercisable for 90 days following the date of his termination, and thereafter shall terminate.

                             SECTION 3
                             ---------
               RECAPITALIZATIONS AND REORGANIZATIONS
               -------------------------------------
     The number of shares of Common Stock covered by the Plan, the number of shares and price per share of each outstanding option, and the number of shares subject to each grant provided for in
SECTION 1 hereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of consideration by the Company.

     If the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the same number of shares of Common Stock that are subject to that option would have been entitled. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, unless the agreement of merger or consolidation shall otherwise provide; provided that, in the event such dissolution, liquidation, merger or consolidation will cause outstanding options to terminate, optionee shall have the right immediately prior to such dissolution, liquidation, merger or consolidation to exercise his option in whole or in part without regard to any limitations on the exercisability of such option other than the expiration date of the option.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                             SECTION 4
                             ---------
                     MISCELLANEOUS PROVISIONS
                     ------------------------
     1. RIGHTS AS A SHAREHOLDER. An optionee or a transferee of an option as such shall have no rights as a shareholder with respect to any shares covered by an option until the date of the receipt of payment (including any amounts required by the Company pursuant to Subsection 8 of SECTION 1) by the Company.

     2. PURCHASE FOR INVESTMENT. Unless the shares of Common Stock to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "Securities Act"), the Company shall be under no obligation to issue any shares of Common Stock covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the shares of Common Stock issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if shares of Common Stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

     3. OTHER PROVISIONS. The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or restrictions required by any applicable securities laws, as the Committee shall deem advisable.

     4.   APPLICATION OF FUNDS.  The proceeds received by the
Company from the sale of Common Stock pursuant to the exercise of options will be used for general corporate purposes.

     5. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the optionee to exercise such option.

     IN WITNESS WHEREOF, AMERICAN FREIGHTWAYS CORPORATION, by its duly authorized officer, has executed this Plan on the date indicated below.


Dated ___________           By:________________________________
                                          Officer

                            Appendix B

                 AMERICAN FREIGHTWAYS CORPORATION

                 1999 EMPLOYEE STOCK PURCHASE PLAN



     WHEREAS, American Freightways Corporation (the "Company"), desires to adopt the 1999 Employee Stock Purchase Plan (the "Plan") providing for the grant of options to purchase common stock of the Company to eligible employees who are employed by the Company or its subsidiaries;

     Now, therefore, the Company hereby establishes the Plan, the terms of which shall be as follows:

1.   Purpose
     -------
     The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions and other employee contributions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.   Definitions
     -----------
     (a)  "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" shall mean the common stock, $.01 par value, of the Company.

     (d) "Company" shall mean American Freightways Corporation, an Arkansas corporation, and any Designated Subsidiary of the Company.

     (e) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (f) "Eligible Employee" shall mean each person who, on the applicable Enrollment Date, has been employed for more than thirty
(30) days by the Company or a Designated Subsidiary.

     (g)  "Enrollment Date" shall mean the first day of each Offering
          Period.

     (h)  "Exercise Date" shall mean the last day of each Offering
Period.

     (i) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:
          (1) If the Common Stock is listed on a national securities exchange (including the New York, American or NASDAQ National Market System) in the United States on the date of such determination, the Fair Market Value shall be deemed to be the average of the high and low sale prices per share of such stock on such national securities exchange in the United States on such date, as published by the Wall Street Journal or other reliable publication. If the Common Stock is listed on more than one national securities exchange in the United States on the date of such determination, the Board (or the Committee) shall determine, in its discretion, which national securities exchange shall be used for the purpose of determining the Fair Market Value, or;

          (2) If on the date of determination a public market exists for the Common Stock but such stock is not listed on a national securities exchange in the United States, the Fair Market Value shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for such stock in the United States on the date of determination.

     (j) "Offering Period" shall have the meaning provided in Section 4 below.

     (k)  "Plan" shall mean this Employee Stock Purchase Plan.

     (l) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

     (m) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.
     (n) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

3.   Eligibility
     -----------
      Each person who is an Eligible Employee on a given Enrollment Date shall be eligible to participate in the Plan. Any provisions of the Plan to the contrary notwithstanding, no person shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such person (or any other person whose stock would be attributed to such person pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.   Offering Periods
     ----------------
     Except as otherwise provided below, the Plan shall be implemented by consecutive offering periods of six (6) months duration ("Offering Period"), commencing on May 1 and November 1 of each year (beginning with May 1, 1999) and ending on the first October 31 and April 30, respectively, occurring thereafter. Notwithstanding the foregoing, the Board (or the Committee) may establish a different term for one or more Offering Periods, including the commencement and ending dates therefor with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. In the event the first day of an Offering Period is not a Trading Day, the Enrollment Date shall be the first preceding Trading Day. In the event the last day of an Offering Period is not a Trading Day, the Exercise Date shall be the first preceding Trading Date.

5.   Participation
     -------------
     (a) An Eligible Employee may become a participant in the Plan by completing a subscription agreement, in the form of Exhibit A to this Plan, and filing it with the Company's payroll office not less than five (5) business days prior to the applicable Enrollment Date. The subscription agreement will (i) authorize payroll deductions and state the amount of eligible compensation to be deducted from the participant's pay, (ii) indicate any additional amount to be contributed as provided in Section 6(e) below and
          (iii) authorize the purchase of shares of Common Stock for the employee's account in accordance with the terms of the Plan.

     (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof. In addition, such participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof or unless terminated as provided in Section 6(e) hereof.

6.   Payroll Deductions and Lump Sum Contributions
     ---------------------------------------------
     (a) At the time a participant files his or her subscription agreement, he or she may elect to have payroll deductions made on each payday during the Offering Period, in an amount not exceeding $2,000.00 divided by the number of pay periods in such Offering Period. If a participant elects under Sections 6(e) and 5 to make a lump-sum contribution during an Offering Period, the total payroll deductions and/or lump-sum contributions may not exceed $2,000.00 for such Offering Period.

     (b) All payroll deductions and lump-sum contributions in accordance with this Section 6 made for or by a participant shall be credited to his or her account under the Plan.

     (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may decrease (but not increase) the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. A participant may decrease his or her payroll deduction rate no more than one (1) time each Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof, or except as provided in Section 6(e).

     (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3 hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

     (e) For any Offering Period, in lieu of or in addition to payroll deductions allowed hereunder, an Eligible Employee may contribute a lump-sum amount for the purchase of Common Stock under the Plan. Such lump-sum amount may be less than, but shall not exceed, the amount the Eligible Employee has indicated will be made as a lump-sum contribution on a timely-filed subscription agreement as provided in Section 5. All lump-sum contributions made pursuant to this Section 6 must be received by the Company not less than fifteen (15) days prior to an applicable Exercise Date. In the event that the aggregate amount of timely-made lump-sum contributions by a participant during an Offering Period is less than the amount of lump-sum contributions such participant has indicated will be made on his or her subscription agreement, the subscription agreement shall be deemed terminated (but only as to such lump-sum contribution amount) for succeeding Offering Periods, and such aggregate amount of timely-made lump-sum contributions shall be deemed to be the elected amount of lump-sum contributions for succeeding Offering Periods, unless the participant discontinues participation in the Plan as provided in Section 10 hereof or unless such participant timely completes and files with the Company a new subscription agreement in accordance with Section 5.

     (f) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the participant.

7.   Grant of Option
     ---------------
     (a) On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing (i) such Eligible Employee's payroll deductions accumulated prior to such Exercise Date (and lump sum contributions received not less than fifteen
          (15) days prior to such Exercise Date) and retained in the participant's account as of the Exercise Date, by (ii) the applicable Purchase Price; provided that in no event shall an Eligible Employee be permitted to purchase during each Offering Period more than four hundred (400) shares (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Section 3 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period, unless the remaining provisions of this Section 7 shall apply.

     (b) An option shall expire on the date that the employment of the Eligible Employee with the Company and its Subsidiaries terminates for any reason other than the death or disability of such Eligible Employee.

     (c) If the employment of the Eligible Employee with the Company terminates by reason of the death of such Eligible Employee, an outstanding option held by such employee shall expire on the Exercise Date for such option.

     (d) If the employment of the Eligible Employee with the Company terminates by reason of the full or permanent disability of such employee, an outstanding option held by such employee shall become exercisable on the earlier of (i) the Exercise Date for such option or (ii) the 90th calendar day following the date on which such disability occurs (as such date is determined by the Board or the Committee); thereafter, such option shall terminate and expire.

8.   Exercise of Option
     ------------------
     Unless a participant withdraws from the Plan as provided in
Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions and lump-sum contributions in his or her account. No fractional shares shall be purchased; any amounts accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her, except that the legal guardian of an incapacitated person may exercise an option subject to the provisions of Section 7(d).

9.   Delivery
     --------
     As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option.

10.  Withdrawal
     ----------
     (a) A participant may withdraw all but not less than all the payroll deductions and lump-sum contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's amounts credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

     (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11.  Termination of Employment Other than from Death or Disability
     -------------------------------------------------------------
     Upon a participant's ceasing to be an Eligible Employee for any reason other than death or disability, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions and lump-sum contributions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant, and such participant's option shall be automatically terminated.

12.  Interest
     --------
      No interest shall accrue on the payroll deductions or lump-sum contributions of a participant in the Plan.

13.  Stock.
     -----
     (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be one million five hundred thousand (1,500,000) shares. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

     (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

     (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14.  Administration
     --------------
     The Plan shall be administered by the compensation committee (the "Committee") of the Board, consisting of not less than three
(3) members appointed by the Board and serving at the Board's pleasure. Each member of the Committee shall be a member of the Board and shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or a successor rule or regulation. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

15.  Designation of Beneficiary
     --------------------------
     A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

16.  Transferability
     ---------------
     Neither payroll deductions (nor lump-sum contributions) credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17.  Use of Funds
     ------------
     All payroll deductions or lump-sum contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such funds.

18.  Reports
     -------
     Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participants at least annually, which statements shall set forth the amounts of payroll deductions and lump-sum contributions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19.  Adjustments Upon Changes in Capitalization, Dissolution,
     Liquidation, Merger or Asset Sale
     --------------------------------------------------------
     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the aggregate number of shares of Common Stock available for grant as options (as set forth in Section 13), the aggregate number of shares of Common Stock subject to each outstanding option, the maximum number of shares each participant may purchase per Offering Period (pursuant to Section
          7), as well as the price per share for shares which have not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the

          Board,
          whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.  Amendment or Termination
     ------------------------
     (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in
          Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

     (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or the Committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's compensation or made as lump-sum contributions, allow, if permissible under relevant law, for the issuance of "net shares" to participants (representing the participant's gain, if any, at the end of an Offering Period), and establish such other limitations or procedures as the Board (or the Committee) determines in its sole discretion advisable which are consistent with the Plan.

     (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

          (i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

          (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

          (iii) allocating shares.

     Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21.  Notices
     -------
      All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.  Conditions Upon Issuance of Shares
     ----------------------------------
     Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.  Effective Date; Term of Plan
     ----------------------------
      The Plan shall become effective May 1, 1999. Unless terminated sooner pursuant to the provisions contained herein, the Plan shall terminate on April 30, 2009.

IN WITNESS WHEREOF, the undersigned has caused this 1999 Employee
Stock Purchase Plan to be executed as of this _____ day of _________________, 1999.



                                AMERICAN FREIGHTWAYS CORPORATION

                             By:_______________________________________

                            Its:_______________________________________

                             EXHIBIT A
                             ---------
                 AMERICAN FREIGHTWAYS CORPORATION
                 1999 EMPLOYEE STOCK PURCHASE PLAN
                      SUBSCRIPTION AGREEMENT

_____ Original Application (Enrollment Date: __________)
_____ Change in Payroll Deduction Rate and/or Lump-Sum Contributions

     1.   __________________________________ hereby elects to
participate in the American Freightways Corporation 1999 Employee Stock Purchase Plan (the "Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

     2. I hereby subscribe to acquire shares in accordance with the Plan through payroll deductions and/or lump-sum contributions which I hereby authorize as follows:

          a. $________. Withhold this total amount from my paychecks evenly throughout the six month Offering Period.

          b. $________. I will timely make a lump-sum contribution(s) equal to this amount.

          Please note that the sum of a. and b. cannot exceed
     $2,000.00.

     3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan.
I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions and lump-sum contributions will be used to automatically exercise my option.

     4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Plan.

     5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (participant or participant and spouse only): ______________________

     6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the first day of the Offering Period during which I purchased such shares, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

     7.   I hereby agree to be bound by the terms of the Employee
Stock Purchase Plan. The effectiveness of this Subscription
Agreement is dependent upon my eligibility to participate in the Plan.

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME. HOWEVER, IF I HAVE ELECTED TO MAKE A LUMP-SUM CONTRIBUTION(S), AND I FAIL TO TIMELY MAKE THE FULL AMOUNT AS INDICATED ON THIS SUBSCRIPTION AGREEMENT, THE AMOUNT(S) OF SUCH LUMP-SUM CONTRIBUTION(S) ACTUALLY MADE DURING THE OFFERING PERIOD SHALL BECOME MY DEEMED ELECTED AMOUNT OF LUMP-SUM CONTRIBUTIONS FOR SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated: ___________________    _____________________________
                              Signature of Employee

                            EXHIBIT B
                            ---------
                AMERICAN FREIGHTWAYS CORPORATION
                1999 EMPLOYEE STOCK PURCHASE PLAN
                      NOTICE OF WITHDRAWAL

     The undersigned participant in the Offering Period of the 1999 American Freightways Corporation Employee Stock Purchase Plan which began on ___________ 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions and lump-sum contributions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her options for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                Name and Address of Participant:
                                ________________________________
                                ________________________________
                                ________________________________

                                Signature:
                                ________________________________

                                Date:
                                _______________________________

                           Appendix C









                AMERICAN FREIGHTWAYS CORPORATION

                      AMENDED AND RESTATED
                     1993 STOCK OPTION PLAN















Effective Date:     January 23, 1996
                    and as amended on January 20, 1999

           AMERICAN FREIGHTWAYS AMENDED AND RESTATED
                     1993 STOCK OPTION PLAN

     Article                                                 Page
     -------                                                 ----
     I.        Purposes                                         1
     II.       Shares Subject to the Plan                       1
     III.      Administration                                   2
     IV.       Eligibility                                      4
     V.        Maximum Allotment of Incentive Options           5
     VI.       Option Price and Payment                         5
     VII.      Use of Proceeds                                  7
     VIII.     Term of Options and Limitations on
               the Right of Exercise                            7
     IX.       Exercise of Options                              7
     X.        Stock Appreciation Rights                        8
     XI.       Nontransferability of Options and
               Stock Appreciation Rights                       10
     XII.      Termination of Employment                       10
     XIII.     Adjustment of Shares; Effect of
               Certain Transactions                            11
     XIV.      Right to Terminate Employment                   12
     XV.       Purchase for Investment                         12
     XVI.      Issuance of Certificates;
               Legends; Payment of Expenses                    13
     XVII.     Withholding Taxes                               14
     XVIII.    Listing of Shares and Related Matters           14
     XIX.      Amendment of the Plan                           14
     XX.       Termination or Suspension of the Plan           15
     XXI.      Governing Law                                   15
     XXII.     Effective Date                                  15

           AMERICAN FREIGHTWAYS AMENDED AND RESTATED
                      1993 STOCK OPTION PLAN

                          I.  PURPOSES
                              --------
     American Freightways Corporation (the "Company") desires to afford certain of its key employees and key employees of any subsidiary corporation or parent corporation now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees an increased interest in and a greater concern for the welfare of the Company.
     The stock options ("Options") and stock appreciation rights ("Rights") offered pursuant to this Freightways Stock Option Plan (the "Plan") are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.
     The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.
     The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as it may from time to time be amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Nonqualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

                II.  SHARES SUBJECT TO THE PLAN
                     --------------------------
     The total number of common shares of the Company which either may be purchased pursuant to the exercise of Options granted under the Plan or acquired pursuant to the exercise of Rights granted under the Plan shall not exceed, in the aggregate, 4,000,000 of the presently authorized common shares, $.01 par value per share, of the Company (the "Shares"). Accordingly, the sum of (a) the number of Shares subject at any one time to Options or Rights granted under the Plan and (b) the number of Shares then outstanding pursuant to exercises of Options or Rights granted under the Plan, shall not exceed 4,000,000 Shares. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, new Options or Rights may be granted with respect to the Shares covered by such expired or terminated Options or Rights, provided that the grant and the terms of such new Options or Rights shall in all respects comply with the provisions of the Plan. The term "Shares" shall include any securities, cash or other property into which Shares may be changed through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of Shares, exchange of Shares, issuance of rights to subscribe or change in capital structure. Shares which are subject to Rights and related Options shall be counted only once in determining whether the maximum number of Shares which may be purchased or acquired under the Plan has been exceeded.
     Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company.
     The Company may, from time to time during the period beginning February 1, 1993 (the "Effective Date") and ending February 1, 2003 (the "Termination Date"), grant to certain key employees of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Options, Rights or both Options and Rights, under the terms hereinafter set forth provided, however, that any such grants shall not be effective until this Plan shall have been approved by stockholder vote at the 1993 Annual Meeting of Stockholders.
     Provisions of the Plan which pertain to Options or Rights granted to an employee shall apply to Options, Rights or a combination thereof.
     As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 424(f) and 424(e) of the Code.
     No one person participating in the Plan may receive Options, Stock Appreciation Rights or any combination thereof for more than 100,000 shares of Company stock in any one year.

                      III.  ADMINISTRATION
                            --------------
     The Board of Directors of the Company (the "Board of Directors") hereby designates the Compensation Committee (the "Committee") as the Committee of the Board of Directors authorized to administer the Plan. The Committee shall consist of no fewer than two members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation, hereafter "Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.
     Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the employees to whom Options or Rights shall be granted, the time when such Options or Rights shall be granted to employees, the number of Shares which shall be subject to each Option or Right, the purchase price of each Share which shall be subject to each Option or Right, the period(s) during which such Options or Rights shall be exercisable (whether in whole or in part), and the other terms and provisions thereof. In determining the employees to whom Options or Rights shall be granted, the Committee shall consider the length of service, the amount of earnings, the responsibilities and duties of such employees and such other factors as it reasonably determines to be relevant to any such employees contribution to the Company; provided, however, that no employee shall be granted Incentive Options in any calendar year to purchase shares of stock in the Company or in any subsidiary corporation or parent corporation of the Company which exceeds the maximum allotment prescribed in Article V.
     Subject to the express provisions of the Plan, the Committee also shall have authority to construe the Plan and Options and Rights granted thereunder, to amend the Plan and Options and Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Options and Rights (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. Any decision of the Committee reduced to writing and signed by all members of the Committee shall be effective as a meeting of the Committee. The Committee also shall have the authority to require, in its discretion, that the employee agree, promptly after the grant of an Option or Right, (i) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of an Option or Right granted under the Plan for a period of six (6) months following the date of grant or exercise of the

Option or Right; and (ii) that in the
event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any other employment, or participate directly or indirectly in any other business or enterprise, which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge and information obtained through employment with the Company or any subsidiary corporation or parent corporation thereof. The determination of the Committee on matters referred to in this Article III shall be conclusive.
     Whether or not a Committee is separately designated by the Board of Directors, any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors; provided, however, that, with respect to the participation in the Plan of employees who are members of the Board of Directors, such powers and functions of the Committee may be exercised by the Board of Directors only if, at the time of such exercise, each of the members of the entire Board of Directors are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act.
     The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors or the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Right granted hereunder.

                        IV.  ELIGIBILITY
                             -----------
     Options and Rights may be granted only to salaried key employees of the Company or of any subsidiary corporation or parent corporation of the Company, except members of the Committee and except as hereinafter provided, and shall not be granted to any officer or director who is not also a salaried key employee.

     An Incentive Option shall not be granted to any person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company who possesses more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the Company, unless (i) the exercise price per share is not less than one hundred and ten percent (110%) of the fair market value per share on the date such Option is granted and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted. In determining share ownership of an employee, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true.

           V.  MAXIMUM ALLOTMENT OF INCENTIVE OPTIONS
               --------------------------------------
     To the extent that the aggregate fair market value of shares as to which Incentive Options (determined without regard to this Article V) are exercisable for the first time by an employee during any calendar year exceeds $100,000, such options shall be treated as Nonqualified Options.

                 VI.  OPTION PRICE AND PAYMENT
                      ------------------------
     The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine on the basis of facts and circumstances to be not less than (i) one hundred percent (100%) of the fair market value per Share with respect to Incentive Options, and (ii) one hundred percent (100% ) of the fair market value per Share with respect to Nonqualified Options, at the date any such Option is granted; provided, however, that, in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company who possesses more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, the purchase price for each share shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred and ten percent (110%) of the fair market value per Share at the date the Option is granted.
     If the Shares of the Company are listed on a national securities exchange (including the New York, American or NASDAQ National Market System) in the United States on the date any Option is granted, the fair market value per Share shall be deemed to be the average of the high and low sale prices per share of such Shares of the Company on such national securities exchange in the United States on such date, as published by the Wall Street Journal or other reliable publication, but if the Shares of the Company are not traded on such date or such national securities exchange is not open for business on such date, the fair market value per Share shall be the average of such high and low sale prices on the last preceding date on which such exchange shall have been open for business and the Shares of the Company were traded. If the Shares of the Company are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine, in its discretion, which national securities exchange shall be used for the purpose of determining the fair market value per Share.
     If at the date any Option is granted a public market exists for the Shares of the Company but such Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for such Shares of the Company in the United States on the date such Option is granted. If there are no bid and asked quotations for such Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market in the United States for such Shares of the Company on the closest date preceding the date such Option is granted, for which such quotations are available.
     The Company shall cause such Share certificates to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an Option may, if the terms of such Option so provide in the discretion of the Committee and to the extent permitted by applicable law, exercise his Option, in whole or in part, by delivering to the Company common shares of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares. The fair market value of the shares so delivered to be determined on the exercise date in the same manner as provided for the determination of the fair market value on the date of grant, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations. For this provision, the exercise date is the date on which shares are received pursuant to the Option and payment is made therefor.

                     VII.  USE OF PROCEEDS
                           ---------------
     Any cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine. Shares received by the Company as payment, in whole or in part, for the exercise of any Option may, in the discretion of the Board of Directors, be retained as treasury shares or returned and cancelled.

             VIII.  TERM OF OPTIONS AND LIMITATIONS
                      ON THE RIGHT OF EXERCISE
                    -------------------------------
     Unless the Committee shall determine otherwise (in which event, the instrument evidencing the Option granted hereunder shall so specify), and subject to the provisions of Article IV, any Option granted hereunder shall be exercisable during a period of not more than ten (10) years from the date of grant of such Option at such times and in such amounts as the Committee shall determine at such date of grant.
     Any Nonqualified Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee, with the Board of Directors approval, shall determine at the date of the grant of such Option.
     The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.
     To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part. If any Option granted hereunder shall terminate prior to the Termination Date, the Committee shall have the right to use the Shares as to which such Option shall not have been exercised to grant one or more additional Options to any eligible employee, but any such grant of an additional Option shall be made prior to the close of business on the Termination Date.
     In no event shall an Option granted hereunder be exercised for a fraction of a share.

                    IX.  EXERCISE OF OPTIONS
                         -------------------
     Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate

Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and accompanied by payment of the purchase price.

                 X.  STOCK APPRECIATION RIGHTS
                     -------------------------
     In the discretion of the Committee, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option (either Incentive or Nonqualified) and in conjunction therewith or in the alternative thereto or (iii) subsequent to the grant of a Nonqualified Option and in conjunction therewith or in the alternative thereto.
     The exercise price of a Right granted alone shall be determined by the Committee, but shall not be less than one hundred percent (100%) of the fair market value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the fair market value of the Shares subject to the Right exceeds the exercise price thereof.
     Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.
     A Right shall entitle the holder to receive from the Company, upon a written request filed with the Corporate Secretary of the Company at its principal offices (the "Request"), a number of Shares as specified in the Request (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Shares and cash, as set forth in the Request (but subject to the approval of the Committee, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate value equal to the product of (i) the excess of the fair market value on the day of such Request of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (ii) the number of Shares for which such Right shall be exercised; provided, however, that the Committee, in its discretion, may impose a maximum limitation on the amount of cash, the fair market value of Shares, or a combination thereof, which may be received by a holder upon exercise of a Right.
     Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company either (i) six months prior to the proposed settlement date for such Right, or (ii) during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date. Within sixty (60) days of the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request.
     If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Plan.
     A holder of a Right shall not receive cash or Shares of the Company stock in full or partial settlement of such Right, or upon the full or partial exercise of such Right, if such Right or the related Option shall have been exercised during the first six (6) months of its respective term; provided, however, that such prohibition shall not apply if the holder of such Right dies or becomes disabled (within the meaning of Section 105(d)(4) of the Code) prior to the expiration of such six-month period, or if such holder is not a director, officer or a beneficial owner of more than ten percent (10%) of any class of equity security of the Company as described in Section 16(a) of the Exchange Act.
     A Right shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Shares subject to the Right exceeds the exercise price thereof on such date.

               XI.  NONTRANSFERABILITY OF OPTIONS
                    AND STOCK APPRECIATION RIGHTS
                    -----------------------------
     Neither an Option nor a Right granted hereunder shall be transferable otherwise than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

                XII.  TERMINATION OF EMPLOYMENT
                      -------------------------
     If an employee's employment with the Company shall be terminated by reason of retirement, the Employee shall have the right to exercise the vested portions of such Option in no event later than (i) in respect of Incentive Stock Options, 90 days after the retirement date, and (ii) with respect to other Options the date the Option would have expired had it not been for such retirement.
     If an employee's employment shall be terminated by reason of death or disability, the employee shall have the right to exercise vested portions of such Options for one year following the termination of the employee's employment. During such one year period following death or disability, Options held by employee shall continue to vest. Such vesting shall not continue after such one year period and Options not vested shall expire and terminate.
     If an employee's employment shall terminate for reasons other than death, disability or retirement, any Option or Right previously granted to the employee, unless otherwise specified by the committee in the Option or Right, shall, to the extent not theretofore vested, terminate and become null and void. Employee shall be entitled to exercise any vested portion of an Option or Right for 90 days following termination.
     If applicable to an Option or Right granted hereunder, whenever such Option or Right shall be exercised by the legal representative of a deceased employee or former employee, or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.
     For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the termination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an "employee" for purposes of the exercise of an Option or Right, such individual shall not be entitled to exercise such Option or Right during such period and while the employment relationship is treated as continuing intact unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the Chairman of the Board, the President, a Vice-President or other duly authorized officer of such corporation.
     A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

              XIII.  ADJUSTMENT OF SHARES; EFFECT
                        OF CERTAIN TRANSACTIONS
                     ----------------------------
     Notwithstanding any other provision contained herein, in the event of any change in the Shares subject to the Plan or to any Option or Right granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure) appropriate adjustments shall be made by the Committee as to the maximum number of Shares subject to the Plan, the maximum number of Shares for which Options or Rights may be granted to any one employee and the number of Shares and price per Share subject to outstanding Options or Rights which may be granted to any one employee, and the number of Shares and price per Share subject to outstanding Options or Rights as shall be equitable to prevent dilution or enlargement of rights under Options or Rights, and the determination of the Committee as to these matters shall be conclusive; provided, however, that (i) any such adjustment with respect to an Incentive Option and any related Right shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an Incentive Option for purposes of Section 422 of the Code.

     The Committee may determine, in its discretion, that Options and Rights may become immediately exercisable upon the occurrence of a transaction involving a "change in control" of the Company, which transactions shall be as defined in the Option Agreement or other document pursuant to which Options or Rights are granted. A "change in control" transaction may include a merger or consolidation of the Company, a sale of all or substantially all of its assets, or the acquisition of a significant percentage of the voting power of the Company, or such other form of transaction as the Committee determines to constitute a change in control.
     The Committee, in its discretion, may also determine that, upon the occurrence of such a "change in control" transaction, each Option or Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option or Right, an amount equal to the excess of the fair market value of the Shares immediately prior to the occurrence of such transaction over the exercise price of such Option or Right; such amount shall be payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Committee in its discretion shall determine.

              XIV.  RIGHT TO TERMINATE EMPLOYMENT
                    -----------------------------
     The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of an Option or Right; it shall not impose any obligation on the part of any holder of an Option or Right to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

                  XV.  PURCHASE FOR INVESTMENT
                       -----------------------
     Except as hereafter provided, the holder of an Option or Right granted hereunder shall, upon any exercise hereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a
view to the resale or distribution of any of such Shares.   Any
resale or distribution of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration

Statement shall have become effective and is then current with regard to the Shares being sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

                XVI.  ISSUANCE OF CERTIFICATES;
                    LEGENDS; PAYMENT OF EXPENSES
                    ----------------------------
     Upon any exercise of an Option or Right which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares as to which the Option or Right has been exercised shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person or persons, as permitted by state or federal securities law.
     The Company may place such legend or legends upon the certificates for Shares issued upon exercise of an Option or Right granted hereunder, and the Committee may issue such "stop transfer" instructions to its transfer agent in respect of such Shares, as the Committee, in its discretion, determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of any agreement between the Company and the optionee or grantee with respect to such Shares, or
(iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.
     The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of such Shares in the Registration Statement.
     All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

                    XVII.  WITHHOLDING TAXES
                           -----------------
     Upon exercise of a Right or an Option and the issuance of Shares hereunder, the Optionee shall remit to the Company an amount of cash (in the form of a cashiers' check) sufficient to satisfy any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of such issuance of Shares.

         XVIII.  LISTING OF SHARES AND RELATED MATTERS
                 -------------------------------------
     If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

                  XIX.  AMENDMENT OF THE PLAN
                        ---------------------
     The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be effective, without the approval of the holders of a majority of the voting stock of the Company present in person or by proxy at a meeting thereof (or pursuant to a written consent in lieu of such a meeting), if such approval is necessary to maintain compliance with the provisions of Rule 16b-3. The Committee shall be authorized to amend the Plan and the Options granted thereunder to permit the Options granted thereunder to qualify as incentive stock options under

Section 422 of the Code and the Treasury regulations promulgated thereunder and, to the extent permitted under applicable laws, rules, and regulations, to include a cashless exercise provision of Article VI. The rights and obligations under any Option or Right granted before amendment of the Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Plan or the Option or Right without the consent of the holder of the Option or Right.

           XX.  TERMINATION OR SUSPENSION OF THE PLAN
                -------------------------------------
     The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Article XXII or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option or Right may not be granted while the Plan is suspended or after it is terminated; provided, however, that options or rights previously issued and unexpired shall continue to exist and may be validly exercised, pursuant to the provisions of the Plan, until each option and/or right individually expires. Rights and obligations under any Option or Right granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option or Right was granted. The power of the Committee to construe and administer any Options or Rights granted prior to the termination or suspension of the Plan under Article III shall nevertheless continue after such termination or during such suspension.

                      XXI.  GOVERNING LAW
                            -------------
     The Plan, such Options and Rights as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Arkansas from time to time obtaining.

                     XXII.  EFFECTIVE DATE
                            --------------
     The Plan shall become effective at 3:00 P.M., Central Standard time, on the Effective Date, the date on which the Plan was adopted by the Board or Directors. Grants of Option or Rights made prior to shareholder approval as required under Section II hereof shall be effective upon the date of such shareholder approval.

                          CERTIFICATE
                          -----------
     I,_______________, Secretary of American Freightways Corporation, certify that the foregoing is a true and correct copy of the American Freightways Corporation Amended and Substituted Stock Option Plan as adopted by the board of directors of the corporation _______________, and authorized by its shareholders
_______________.


                                   ________________________________